ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT C

The Commodore Helmsman®

Individual Flexible Premium Deferred Variable Annuities

Supplement Dated May 1, 2012 to

The Commodore Helmsman Prospectus Dated May 1, 2010

The information in this Supplement updates and otherwise supplements The Commodore Helmsman Prospectus dated May 1, 2010 (the “2010 Helmsman Prospectus”). Please read this Supplement carefully and retain it for future reference. Unless otherwise indicated, terms used in this Supplement have the same meaning as in the 2010 Helmsman Prospectus.

The Commodore Helmsman Prospectus currently includes the documents listed below.

•	2010 Helmsman Prospectus *

•	Supplement dated May 1, 2012 to the 2010 Helmsman Prospectus ^

•	Closed Subaccounts Supplemental Prospectus dated May 1, 2012 ^

•	Guaranteed Withdrawal Benefit Riders Supplemental Prospectus dated May 1, 2010 (the “2010 GWB Riders Supplemental Prospectus”), which applies only to Contracts issued before June 1, 2009 *

•	Supplement dated May 1, 2012 to the 2010 GWB Riders Supplemental Prospectus ^

* Mailed or delivered electronically to Contract Owners in May 2010.

^ Mailed or delivered electronically to Contract Owners in May 2012.

How to Get Copies of Compliance Documents and Financial Statements

Copies of Prospectuses and Statement of Additional Information

Please contact us or visit our website if you would like a free copy of:

•	The Commodore Helmsman Prospectus;

•	Any document included in The Commodore Helmsman Prospectus;

•	A prospectus for any underlying Portfolio; or

•	The Statement of Additional Information for The Commodore Helmsman and The Commodore Majesty dated May 1, 2010 and the related supplement dated May 1, 2012 (the “Statement of Additional Information”).

Copies of Financial Statements

Please contact us if you would like a free copy of the current financial statements of Annuity Investors Variable Account C or the current financial statements of Annuity Investors Life Insurance Company.

Our Contact Information

Company Name:	Annuity Investors Life Insurance Company
Mailing Address:	P.O. Box 5423, Cincinnati OH 45201-5423
Service Center:	1.800.789.6771
Website:	www.gafri.com

COVER PAGE—Portfolio Information

Replacement Text

The information set out below updates the Portfolio information on the COVER PAGE of the 2010 Helmsman Prospectus. It replaces in its entirety the list of Portfolios in which the Subaccounts invest and the Portfolio Updates paragraph.

American Century Variable Portfolios	Invesco Variable Insurance Funds* (continued)
-Large Company Value Fund-Class II	-Van Kampen V.I. Mid Cap Growth Fund-Series II Shares
-Mid Cap Value Fund-Class II	-Van Kampen V.I. American Value Fund-Series I Shares
-Ultra® Fund-Class II	-Van Kampen V.I. Comstock Fund-Series I Shares
-VistaSM Fund-Class I
Janus Aspen Series
Davis Variable Account Fund, Inc.	-Balanced Portfolio-Service Shares
-Value Portfolio	-Enterprise Portfolio-Service Shares
-Janus Portfolio-Service Shares
Dreyfus Investment Portfolios	-Overseas Portfolio-Service Shares
-Technology Growth Portfolio-Initial Shares
Morgan Stanley—The Universal Institutional Funds, Inc.
The Dreyfus Socially Responsible Growth Fund, Inc.-Service Shares	-Mid-Cap Growth Portfolio-Class I
-U.S. Real Estate Portfolio-Class I
Dreyfus Stock Index Fund, Inc.-Service Shares
Neuberger Berman Advisers Management Trust
Dreyfus Variable Investment Funds	-Guardian Portfolio-Class S
-Appreciation Portfolio-Service Shares	-Small-Cap Growth Portfolio-Class S
-Money Market Portfolio
Oppenheimer Variable Account Funds
Financial Investors Variable Insurance Trust	-Capital Appreciation Fund-Service Shares
-Ibbotson Balanced ETF Asset Allocation Portfolio-Class II	-Global Securities Fund-Service Shares
-Ibbotson Conservative ETF Asset Allocation Portfolio-Class II	-Main Street Fund®-Service Shares
-Ibbotson Growth ETF Asset Allocation Portfolio-Class II	-Main Street Small- & Mid-Cap Fund-Service Shares
-Ibbotson Income/Growth ETF Asset Allocation Portfolio-Class II
PIMCO Variable Insurance Trust
Franklin Templeton Variable Insurance Products Trust	-High Yield Portfolio-Administrative Class
-Templeton Foreign Securities Fund-Class 2	-Real Return Portfolio-Administrative Class
-Total Return Portfolio-Administrative Class
Invesco Variable Insurance Funds*
-Core Equity Fund-Series I Shares	Rydex Variable Trust
-Diversified Dividend Fund-Series I Shares	-Guggenheim U.S. Long Short Momentum Fund
-Global Health Care Fund -Series I Shares
-Government Securities Fund-Series II Shares	Wilshire Variable Insurance Trust
-Mid Cap Core Equity Fund-Series II Shares	-2015 ETF Fund
-Small Cap Equity Fund-Series I Shares	-2025 ETF Fund
-Utilities Fund-Series II Shares	-2035 ETF Fund

*	The full legal name of Invesco Variable Insurance Funds is AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

2012 Portfolio Updates

•	On February 29, 2012, the Rydex VT U.S. Long Short Momentum Fund was acquired by Guggenheim Funds and changed its name to Guggenheim U.S. Long Short Momentum Fund.

•

On April 30, 2012, the Invesco V.I. Capital Development Fund (the “Target Fund”) was acquired by the Invesco Van Kampen V.I. Mid Cap Growth Fund (the “Acquiring Fund”). Shareholders received the same class of shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund was liquidated and ceased operations.

•	On April 30, 2012, the Invesco V.I. Dividend Growth Fund changed its name to the Invesco V.I. Diversified Dividend Fund.

•

On July 15, 2012, the Invesco Van Kampen V.I Mid Cap Value Fund, a series of the Invesco Variable Insurance Funds, will change its name to the Invesco Van Kampen V.I. American Value Fund. This Supplement reflects this anticipate name change.

COVER PAGE—Closed Subaccount Information

Additional Text

The paragraph and table below are added to the COVER PAGE of the 2010 Helmsman Prospectus.

2012 Closed Subaccount Update

The following investment options (“Closed Subaccounts”) are available only to Contract Owners who held Accumulation Units in the applicable Subaccount on the cutoff date listed below. A Closed Subaccount will become unavailable to you once you no longer have money in that Closed Subaccount. If you currently have funds allocated to one of these Closed Subaccounts, please see the Closed Subaccounts Supplemental Prospectus dated May 1, 2012.

Closed Subaccount	Cutoff Date
Calamos® Advisors Trust: Growth and Income Portfolio	April 30, 2012
Dreyfus Investments Portfolios: Midcap Stock Portfolio-Services Shares	April 30, 2010
Janus Aspen Series: Worldwide Portfolio-Services Shares	November 30, 2004
Morgan Stanley-The Universal Institutional Funds, Inc.: Core Plus Fixed Income Portfolio-Class I	April 30, 2010
Oppenheimer Variable Account Funds: Balanced Fund-Service Shares	April 30, 2009

DEFINITIONS

Replacement Text and Additional Text

The definition below replaces in its entirety the Benefit Unit Value definition in the DEFINITIONS section of the 2010 Helmsman Prospectus.

Benefit Unit Value

The value of a Benefit Unit at the end of a Valuation Period.

The initial Benefit Unit Value for a Subaccount will be set equal to the Accumulation Unit Value for that Subaccount at the end of the first Valuation Period in which a variable dollar benefit is established by the Company. Thereafter, the Benefit Unit Value for a Subaccount at the end of a Valuation Period is determined by multiplying the previous Benefit Unit Value by the Net Investment Factor for that Subaccount for the current Valuation Period, and multiplying the number again by a daily investment factor for each day in the Valuation Period. The daily investment factor reduces the previous Benefit Unit Value by the daily amount of the assumed interest rate, which is already incorporated in the calculation of variable dollar benefit payments.

The definition below is added to the DEFINITONS section of the 2010 Helmsman Prospectus.

Surrender Value

At any time, the Surrender Value is the Account Value as of the end of the applicable Valuation Period minus the CDSC that would apply upon a surrender; the outstanding balance of any loans; and any applicable premium tax or other taxes not previously deducted. On full surrender, the contract maintenance fee will also be deducted from the Surrender Value.

EXPENSE TABLES—Table A: Contract Owner Transaction Expenses

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The information below replaces the last line in Table A: Contract Owner Transaction Expenses in the EXPENSE TABLES section of the 2010 Majesty Prospectus.

	Current	Maximum
Loan Interest Spread (3)	3.00%	7.00%

The footnote below replaces in its entirety footnote (3) in the EXPENSE TABLES—Table A: Contract Owner Transaction Expenses section of the 2010 Helmsman Prospectus.

(3)	Generally we require collateral in an amount equal to 110% of the outstanding loan balance. The loan interest spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your collateral. Because the maximum interest rate we charge on a loan is 8% and the minimum interest rate that we credit to collateral may be as low as 1% depending on the Contract, the maximum loan interest spread is 7%.

EXPENSE TABLES—Table C: Total Annual Portfolio Operating Expenses

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The text below replaces in its entirety the EXPENSE TABLES—Table C: Total Annual Operating Expenses section of the 2010 Helmsman Prospectus.

Table C: Total Annual Portfolio Operating Expenses

This table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. These expenses are deducted from Portfolio assets, and include management fees, distribution and service (12b-1) fees, acquired fund fees and expenses, and other expenses. More detail concerning each Portfolio’s fees and expenses is contained in that Portfolio’s prospectus.

Maximum Portfolio Operating Expenses	2.20%
Minimum Portfolio Operating Expenses	0.52%

The minimum expenses are the expenses of the Dreyfus Stock Index Fund. The maximum expenses are the expenses of the Neuberger Berman Small-Cap Growth Portfolio.

The information about Portfolio expenses that we used to prepare this table was provided to us by the Portfolios. We have not independently verified the Portfolio expense information. The minimum and maximum expenses shown in the table are for the year ended December 31, 2011. Actual expenses of a Portfolio in future years may be higher or lower.

EXPENSE TABLES—Examples

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The text below replaces in its entirety the EXPENSE TABLES—Examples section of the 2010 Helmsman Prospectus.

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contract Owner transaction expenses, the annual Contract expenses, and Portfolio fees and expenses. By comparing the costs shown in the tables below for each example, you can see the impact of contingent deferred sales charges on your costs.

Example 1: Contract with Maximum Fund Operating Expenses

•	You invest $10,000 in a Contract for the time periods indicated and your investment has a 5% annual return.

•	The annual contract maintenance fee ($30), the Separate Account annual expenses (1.40%), and the maximum Portfolio expenses (2.20%) are incurred.

	1 year	3 years	5 years	10 years
We assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:	$1,098	$1,966	$2,738	$5,205
We assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:	$398	$1,266	$2,238	$5,205

Example 2: Contract with Minimum Fund Operating Expenses

•	You invest $10,000 in a Contract for the time periods indicated and your investment has a 5% annual return.
•	The annual contract maintenance fee ($30), the Separate Account annual expenses (1.40%), and the minimum Portfolio expenses (0.52%) are incurred.

	1 year	3 years	5 years	10 years
We assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:	$929	$1,437	$1,821	$3,175
We assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:	$229	$737	$1,321	$3,175

FINANCIAL INFORMATION

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The paragraph below replaces in its entirety the FINANCIAL INFORMATION section of the 2010 Helmsman Prospectus.

The financial statements of Annuity Investors Variable Account C for the year ended December 31, 2011, and report of independent registered public accounting firm accompany this Supplement and are included in the Statement of Additional Information. The financial statements include:

•

year-end accumulation unit values for each Subaccount for each of the last two fiscal years through December 31, 2011, or from the end of the year of inception of a Subaccount, if later, to December 31, 2011 (See Note 6 in Notes to the Financial Statements); and

•	number of accumulation units outstanding as of the end of each period or year (see Note 7 in Notes to the Financial Statements).

THE PORTFOLIOS

Deletion, Replacement Text and Additional Text

The Calamos Portfolio information is deleted from the table in the PORTFOLIOS section of the 2010 Helmsman Prospectus.

The Invesco Portfolio information in the table below replaces in its entirety the corresponding section of the table in the PORTFOLIOS section of the 2010 Helmsman Prospectus.

Invesco Variable Insurance Funds+
PORTFOLIO	SHARE CLASS	ADVISOR	INVESTMENT CATEGORY

Invesco V.I. Core Equity Fund	Series I	Invesco Advisors, Inc.	Domestic equity: Large blend

Invesco V.I. Diversified Dividend Fund	Series I	Invesco Advisors, Inc.	Domestic equity: Large value

Invesco V.I. Global Health Fund	Series I	Invesco Advisors, Inc.	Domestic equity: Health

Invesco V.I. Government Securities Fund	Series II	Invesco Advisors, Inc.	Government bond: Intermediate government

Invesco V.I. Mid Cap Core Equity Fund	Series II	Invesco Advisors, Inc.	Domestic equity: Mid cap blend

Invesco V.I. Mid Cap Growth Fund	Series II	Invesco Advisors, Inc.	Domestic equity: Mid cap growth

Invesco V.I. Small Cap Equity Fund	Series I	Invesco Advisors, Inc.	Domestic equity: Small blend

Invesco V.I. Utilities Fund	Series II	Invesco Advisors, Inc.	Specialty stock: Utilities

Invesco Van Kampen V.I. American Value Fund	Series I	Invesco Advisors, Inc.	Domestic equity: Mid cap value

Invesco Van Kampen V.I. Comstock Fund	Series I	Invesco Advisors, Inc.	Domestic equity: Large value

The Oppenheimer Portfolio information in the table below replaces in its entirety the corresponding section of the table in the PORTFOLIOS section of the 2010 Helmsman Prospectus.

Oppenheimer Variable Account Funds
PORTFOLIO	SHARE CLASS	ADVISOR	INVESTMENT CATEGORY

Capital Appreciation Fund	Service	OppenheimerFunds	Domestic equity: Large growth

Global Securities Fund	Service	OppenheimerFunds	International equity: World stock

Main Street Fund®	Service	OppenheimerFunds	Domestic equity: Large blend

Main Street Small- & Mid-Cap Fund	Service	OppenheimerFunds	Domestic equity: Small blend

The Rydex Portfolio information in the table below replaces in its entirety the corresponding section of the table in the PORTFOLIOS section of the 2010 Helmsman Prospectus.

Rydex Variable Trust
PORTFOLIO	SHARE CLASS	ADVISOR	INVESTMENT CATEGORY

Guggenheim U.S. Long Short Momentum Fund	N/A	Securities Investors, LLC	Domestic equity: Large growth

The paragraph below is added to THE PORTFOLIO section of the 2010 Helmsman Prospectus.

If, pursuant to SEC rules, the Dreyfus Money Market Portfolio (the “MM Portfolio) suspends payment of redemption proceeds in connection with a liquidation of the MM Portfolio, we will delay any transaction involving a transfer or payment from the corresponding Subaccount until the MM Portfolio is liquidated. If you have allocated funds to the MM Portfolio at the time of any such suspension, the delay may impact transfers to another Subaccount, or payments in connection with a surrender of your Contract, withdrawal requests, loan requests, annuity benefit payments or the death benefit.

THE FIXED ACCOUNTS—Fixed Accumulation Account

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The paragraph below replaces in its entirety the THE FIXED ACCOUNTS—Fixed Accumulation Account section of the 2010 Helmsman Prospectus.

Fixed Accumulation Account

Amounts allocated to the Fixed Accumulation Account generally will receive a stated rate of interest equal to or greater than the minimum required under the law of the state when and where the Contract is issued. We may from time to time pay a higher current interest rate for the Fixed Accumulation Account.

CONTRACT LOANS

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The paragraphs below replace in their entirety paragraphs 1-3 in the CONTRACT LOANS section of the 2010 Helmsman Prospectus.

If loans are available under a Contract, loan provisions are described in the loan endorsement to the Contract. We may make loans to Owners of a Contract that is issued with a tax sheltered annuity endorsement, as allowed under tax law. If loans are available under your Contract and you borrow money under the loan provisions, we will charge interest on the loan. The maximum interest rate we charge is 8%. Any such loans will be secured with an interest in the Contract, and the collateral for the loan will be moved from the Subaccounts you designate to the Fixed Accumulation Account option and earn a fixed rate of interest applicable to loan collateral, which will be equal to or greater than the minimum required under the laws of the state when and where the Contract is issued. Generally, we require the collateral amount to be 110% of the outstanding loan balance. The restrictions that otherwise apply to the Fixed Accumulation Account do not apply to transfers of collateral amounts to the Fixed Accumulation Account or to such amounts no longer required to collateralize the loan.

The difference between the interest rate we charge on a loan and the interest rate we credit to the collateral amount is called the “loan interest spread.”

•

Because the maximum interest rate we charge on a loan is 8% and the minimum interest rate we credit to the collateral amount in the Fixed Accumulation Account may be as low as 1%, the maximum loan interest spread is 7%.

•	Because we are currently charging 6% interest on loans and crediting 3% interest on collateral, the current “loan interest spread” is 3%.

Any unpaid interest will be added to the loan. As a result, it will be compounded and be part of the loan.

ANNUITY BENEFIT—Annuity Benefit

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The paragraph below replaces in its entirety paragraph 5 in the ANNUITY BENEFIT—Annuity Benefit section of the 2010 Helmsman Prospectus.

If the Owner has not previously made an election as to the form of settlement option, the Company will contact the Owner to ascertain the form of settlement option to be paid. Available options include fixed dollar payments, variable dollar payments, or a combination of variable and fixed dollar payments. If the Owner does not select a settlement option, the Company will apply the Account Value to payments for the life of the Annuitant with 10 years of payments assured, as described in the Settlement Options section of this prospectus. For Contracts issued after May 1, 2004, in states where the Company has received regulatory approval, these payments will be a combination of variable and fixed dollar payments. For all other Contracts, these payments will be fixed dollar payments.

DEATH BENEFIT—Payment of Benefits

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The paragraphs below replace in their entirety paragraphs 2-5 in the DEATH BENEFIT—Payment of Benefits section of the 2010 Helmsman Prospectus.

Lump Sum Payments of Death Benefits Prior to January 1, 2012

Prior to January 1, 2012, if the beneficiary was an individual and the lump sum payment option was selected, we may have paid the death benefit by establishing an interest-bearing draft account for the beneficiary in the amount of the death benefit. This account was called the Great American Benefit Choice Account. We sent the beneficiary a personalized “checkbook” for this account. If the beneficiary has not closed this account, then the beneficiary may still withdraw all or part of the money in this account at any time by writing a draft against the account. The servicing bank will process the draft by drawing funds from our general account.

The Great American Benefit Choice Account earns interest, which is compounded daily and credited monthly. We set the interest rate for this account. We review the rate periodically and we may change it at any time. We may make a profit on the money held in this account. The Great American Benefit Choice Account is part of our general account. It is not a bank account, and it is not insured by the FDIC, NCUSIF, or any government agency. As part of our general account, it is subject to the claims of our creditors.

SETTLEMENT OPTIONS—Settlement Options

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The paragraph below replaces in its entirety paragraph 2 in the SETTLEMENT OPTIONS—Settlement Options section of the 2010 Helmsman Prospectus.

The Company may modify minimum amounts, payment intervals and other terms and conditions at any time without prior notice to Owners. If the Company changes the minimum amounts, the Company may change any current or future payment amounts and/or payment intervals to conform with the changes. More than one settlement option may be elected if the requirements for each settlement option elected are satisfied. Once payment begins under a settlement option that is contingent on the life of a specified person or persons, the settlement option may not be changed. Commuted values, if available, may be taken no sooner than 5 years after the beginning of the applicable Benefit Payment Period. Commuted values are not available for any option based on life expectancy or for the Income for a Fixed Period, Not to Exceed Life Expectancy Option (Option D).

The paragraphs below replace in their entirety paragraphs 9 and 10 in the SETTLEMENT OPTIONS—Settlement Options section of the 2010 Helmsman Prospectus.

For Contracts issued after May 1, 2004, in states where the Company has received regulatory approval, the Company generally guarantees minimum benefit payment factors based on annuity 2000 mortality tables for blended lives (60% female/40% male) with interest at 1% per year, compounded annually.

For all other Contracts, the Company uses applicable 1983 annuity mortality tables with interest at 2% per year, compounded annually. For nonqualified Contracts, these guarantees are based on the sex of the Annuitant. For qualified Contracts, these guarantees are based on blended lives (60% female/40% male).

The minimum monthly payments per $1,000 of value for the Company’s standard settlement options are set forth in tables in the Contracts. Upon request, the Company will provide information about minimum monthly payments for ages or fixed periods not shown in the settlement option tables.

SETTLEMENT OPTIONS—Forms of Benefit Payments Under Settlement Options

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The text below replaces in its entirety the SETTLEMENT OPTIONS—Form of Benefit Payments Under Settlement Options section of the 2010 Helmsman Prospectus.

Forms of Benefit Payments Under Settlement Options

Fixed Dollar Payments

Fixed dollar benefit payments are determined by multiplying the amount applied to the fixed dollar benefit (expressed in thousands of dollars and after deduction of any fees and charges, loans, or applicable premium taxes) by the amount of the payment per $1,000 of value that the Company is currently paying for settlement options of that type. The amount of the payment per $1,000 of value will never be less than the guaranteed minimum amount. Fixed dollar benefit payments will remain level for the duration of the Benefit Payment Period.

Variable Dollar Payments

The variable dollar base benefit payment is the amount it would be if it were a fixed dollar benefit payment calculated at the Company’s minimum guaranteed settlement option factors.

The amount of each variable dollar benefit payment will reflect the investment performance of the Subaccount(s) selected and may vary from payment to payment. For example, because the base benefit payment includes a fixed rate of interest, benefit payments will be less than the base payment if the net investment performance of the applicable Subaccount(s) is less than the fixed rate of interest. Benefit payments will be more than the base payment if the net investment performance of the applicable Subaccount(s) is more than the fixed rate of interest.

The amount of each payment is the sum of the payment due for each Subaccount selected. The payment due for a Subaccount equals the shares for that Subaccount, which are the Benefit Units, times their value, which is generally the Benefit Unit Value for that Subaccount as of the end of the fifth Valuation Period preceding the due date of the payment.

Each variable dollar benefit payment is reduced by a pro rata portion of the contract maintenance fee. This reduction is equal to the amount of the fee divided by the number of benefit payments to be made over a 12-month period.

The number of Benefit Units for each Subaccount selected is determined by allocating the amount of the variable dollar base benefit payment among the Subaccount(s) selected in the percentages indicated by the Owner (or Payee). The dollar amount allocated to a Subaccount is divided by the Benefit Unit Value for that Subaccount as of the first day of the Benefit Payment Period. The result is the number of Benefit Units that the Company will pay for that Subaccount at each payment interval. The number of Benefit Units for each Subaccount remains fixed during the Benefit Payment Period, except as a result of any transfers among Subaccounts or as provided under the settlement option elected. An explanation of how Benefit Unit Values are calculated is included in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

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The paragraphs below replace in their entirety paragraphs 1-3 in the DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS section of the 2010 Helmsman Prospectus.

Great American Advisors®, Inc. (“GAA”) is the principal underwriter of the Contracts. Its business address is 301 East Fourth Street, Cincinnati, Ohio 45202. GAA is an indirect wholly-owned subsidiary of American Financial Group, Inc. and an affiliate of the Company.

The Contracts are sold by insurance agents who are also registered representatives of broker-dealers that have entered into selling agreements with GAA. Broker-dealers are registered under the Securities Exchange Act of 1934, and are members of the Financial Industry Regulatory Authority. All registered representatives who sell the Contracts are appointed by the Company as insurance agents and are authorized under applicable state insurance regulations to sell variable annuity contracts.

The Company pays commissions to GAA for promotion and sale of the Contracts. GAA pays commissions to other broker-dealers for sales made through their registered representatives and these other broker-dealers pay their registered representatives from their own funds. Commissions paid by the Company are calculated as a percentage of the purchase payments received for a Contract. The maximum percentage is 8.5% of the purchase payments received from a Contract. Commissions paid by the Company may also be calculated as a percentage of the Contract value (sometimes called a trail commission). Trail commissions are not expected to exceed 1% of the Contract value on an annual basis.

FEDERAL TAX MATTERS

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The paragraphs below replace in their entirety the corresponding paragraphs in the FEDERAL TAX MATTERS section of the 2010 Helmsman Prospectus.

Tax Deferral on Annuities

Internal Revenue Code (“IRC”) Section 72 governs taxation of annuities in general. The income earned on a Contract is generally not included in income until it is withdrawn from the Contract. In other words, a Contract is a tax-deferred investment. The Contracts must meet certain requirements in order to qualify for tax-deferred treatment under IRC Section 72. These requirements are discussed in the Statement of Additional Information. In addition, tax deferral is not available for a Contract when an Owner is not a natural person unless the Contract is part of a tax-qualified retirement plan or the Owner is a mere agent for a natural person. For a nonqualified deferred compensation plan, this rule means that the employer as Owner of the Contract will generally be taxed currently on any increase in the Surrender Value, although the plan itself may provide a tax deferral to the participating employee.

Tax-Qualified Retirement Plans—Roth TSAs, Roth 401(k)s, and Roth 457(b)s

IRC Section 402A permits TSA plans, 401(k) plans, and governmental 457(b) plans to allow participating employees to designate some part or all of their future elective contributions as Roth contributions. Roth contributions to a TSA plan, 401(k) plan, or governmental 457(b) plan are included in the employee’s taxable income as earned. Amounts attributable to Roth TSA, Roth 401(k), or Roth 457(b) contributions must be held in a separate account from amounts attributable to traditional pre-tax TSA, 401(k), or 457(b) contributions. Distributions from a Roth TSA, 401(k), or 457(b) account are considered to come proportionally from contributions and earnings. Distributions attributable to Roth account contributions are tax-free. Distributions attributable to Roth account earnings are tax-free following the five-year period beginning with the first year for which Roth contributions are made to the plan if the employee has attained age 59 1/2, become disabled, or died. A Roth TSA, Roth 401(k), or Roth 457(b) account is subject to the same distribution restrictions that apply to other amounts attributable to traditional pre-tax TSA, 401(k), or 457(b) contributions made under a salary reduction agreement. The plan may impose additional restrictions on distributions.

Summary of Income Tax Rules

The following chart summarizes the basic income tax rules governing tax-qualified retirement plans, nonqualified deferred compensation plans, and other Contracts.

	Tax-Qualified Contracts and Plans	Nonqualified Deferred Compensation Plans	Other Annuity Contracts
Plan Types

•   IRC §408 (IRA, SEP, SIMPLE IRA)

•   IRC §408A (Roth IRA)

•   IRC §403(b) (Tax-Sheltered Annuity)

•   IRC §401 (Pension, Profit–Sharing, 401(k))

•   Governmental IRC §457(b)

•   IRC §402A (Roth TSA, Roth 401(k), or Roth 457(b))

		• IRC §409A • Nongovernmental IRC §457(b) • IRC §457(f)	IRC §72 only

Who May Purchase a Contract	Eligible employee, employer, or employer plan.	Employer on behalf of eligible employee. Employer generally loses tax-deferred status of Contract itself.	Anyone. Non-natural person will generally lose tax-deferred status.

Distribution Restrictions	Distributions from Contract or plan may be restricted to meet requirements of the Internal Revenue Code and/or terms of the retirement plan.		None.

Taxation of Surrenders and Lump Sum Death Benefit	Generally, 100% of distributions must be included in taxable income. However, the portion that represents an after-tax contributions or other “investment in the contract” is not taxable. Distributions from Roth IRA are deemed to come first from after-tax contributions. Distributions from other Contracts are generally deemed to come from investment in the contract on a pro-rata basis. Distributions from §408A Roth IRA or §402A Roth TSA, Roth 401(k), or Roth 457(b) are completely tax free if certain requirements are met.

Generally, distributions must be included in taxable income until all earnings are paid out. Thereafter, distributions are tax-free return of the “investment in the contract”.

However, distributions are tax-free until any contributions from before August 14, 1982 are returned.

Taxation of Annuitization Payments (annuity benefit or death benefit)	For fixed dollar benefit payments, a percentage of each payment is tax free equal to the ratio of after-tax “investment in the contract” (if any) to the total expected payments, and the balance is included in taxable income. For variable dollar benefit payments, a specific dollar amount of each payment is tax free, as predetermined by a pro rata formula, rather than a percentage of each payment. In either case, once the after-tax “investment in the contract” has been recovered, the full amount of each benefit payment is included in taxable income. Distributions from a Roth IRA, Roth TSA, Roth 401(k), or Roth 457(b) are completely tax free if certain requirements are met.

Possible Penalty Taxes for Distributions Before Age 59 1/2	Taxable portion of payments made before age 59 1/2 may be subject to 10% penalty tax (or 25% for a SIMPLE IRA during the first two years of participation). Penalty taxes do not apply to payments after the participant’s death, or to §457 plans. Other exceptions may apply.	No penalty taxes.	Taxable portion of payments made before age 59 1/2 may be subject to a 10% penalty tax. Penalty taxes do not apply to payments after the Owner’s death. Other exceptions may apply.

Assignment/ Transfer of Contract	Assignment and transfer of Ownership generally not permitted.		Generally, deferred earnings taxable to transferor on transfer or assignment. Gift tax consequences are not discussed herein.

Federal Income Tax Withholding	Eligible rollover distributions from §401, §403(b), and governmental §457(b) plans are subject to 20% mandatory withholding on taxable portion unless direct rollover. For other payments, Payee may generally elect to have taxes withheld or not.	Generally subject to wage withholding.	Generally, Payee may elect to have taxes withheld or not.

MISCELLANEOUS

Updates to Other Information

The information below updates other information included in the 2010 Helmsman Prospectus.

Florida Residents: Purchase Payment Allocation Restriction

The restriction on allocation of Purchase Payments during the right to cancel period, which was described in the prospectus supplement dated January 1, 2011, no longer applies.

Company Addresses

Our mailing address is P.O. Box 5423, Cincinnati OH 45202-5423. You should use this address if you want to contact us by mail because:

•	you have questions about your Contract or applicable state modifications; or
•	you want to obtain forms, Portfolio prospectuses or the Statement of Additional Information.

Our administrative office address is 301 East Fourth Street, Cincinnati OH 45202-4201. For purposes of processing Purchase Payments, allocation instructions, transfers, withdrawals, surrenders and other requests, the Company receives a request when it is received at our administrative office.

Our home office address is 301 East Fourth Street, Cincinnati OH 45202-4201.

APPENDIX A—Condensed Financial Information

Additional Text

The paragraph below is added to APPENDIX A to the 2010 Helmsman Prospectus.

The financial statements of Annuity Investors Variable Account C for the year ended December 31, 2011, and report of independent registered public accounting firm accompany this Supplement and are included in the Statement of Additional Information. The financial statements include:

•

year-end accumulation unit values for each Subaccount for each of the last two fiscal years through December 31, 2011, or from the end of the year of inception of a Subaccount, if later, to December 31, 2011 (See Note 6 in Notes to the Financial Statements); and

•	number of accumulation units outstanding as of the end of each period or year (see Note 7 in Notes to the Financial Statements).

APPENDIX C—Examples

Replacement Text

The example below replaces in its entirety the corresponding example in APPENDIX C to the 2010 Helmsman Prospectus.

Example 1: Contract with Highest Possible Charges and Maximum Fund Operating Expenses

This example applies only to Contracts issued before May 1, 2003 with one or more of the Optional Features.

•	You invest $10,000 in a Contract with the optional endorsement and optional riders listed below (“Optional Features”) for the periods indicated.

•	Optional Guaranteed Minimum Income Benefit Endorsement

•	Optional Earnings Enhancement Benefit Rider

•	Optional Enhanced Death Benefit Rider

•	Your investment has a 5% annual return each year.

•	Your contract has the highest possible charges because it includes all of the Optional Features. As a result, the highest possible Separate Account annual expenses (2.25%) are incurred.

•	The annual contract maintenance fee ($30) and the maximum Portfolio expenses (2.20%) are also incurred.

By comparing the costs shown in the table below, you can see the impact of contingent deferred sales charges on your costs.

	1 year	3 years	5 years	10 years
We assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:	$1,182	$2,222	$3,172	$6,106

We assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:	$482	$1,522	$2,672	$6,106

APPENDIX C

Additional Text

The paragraph below is added to APPENDIX C to the 2010 Helmsman Prospectus.

The financial statements of Annuity Investors Variable Account C for the year ended December 31, 2011, and report of independent registered public accounting firm accompany this Supplement and are included in the Statement of Additional Information. The financial statements include:

•

year-end accumulation unit values for each Subaccount for each of the last two fiscal years through December 31, 2011, or from the end of the year of inception of a Subaccount, if later, to December 31, 2011 (See Note 6 in Notes to the Financial Statements); and

•	number of accumulation units outstanding as of the end of each period or year (see Note 7 in Notes to the Financial Statements).